GREEN CENTURY FUNDS

                          Supplement dated May 22, 2003
                                     to the
         Statement of Additional Information dated November 27, 2002 for the
                               Green Century Funds

This Supplement updates certain information contained in the Green Century Funds Statement of Additional Information dated November 27, 2002. You should keep this Supplement with your Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained free of charge by calling 1-800-93-GREEN.

The second paragraph of the section entitled, "NET ASSET VALUE; REDEMPTION IN KIND" on page 48 of the Statement of Additional Information is amended by deleting this paragraph in its entirety and replacing it with the following text:

   VALUATION PROCEDURES: BALANCED FUND -- The investments held by the Green Century Balanced Fund are valued as per the procedures set forth below:
   o Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price as of the close of the New York Stock Exchange. Securities listed on national securities exchanges other than NASDAQ for which last sale prices are not available are valued at the mean between the closing bid and closing asked prices.
   o NASDAQ National Market(R) and SmallCapSM securities are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ's published procedures if it falls outside this range. If an NOCP is not available for any such security, the security will be valued at the last sale price or, if there have been no sales that day, at the mean between the current bid and ask price.
   o OTC Bulletin Board securities are valued at the last reported trade prices in accordance with NASDAQ procedures or, if there is no sale of such a security on that day, at the mean between the current bid and current ask price.
   o Unlisted securities are valued at the last sale price or, when last sale prices are not available, at the last quoted bid price.
   o Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size training in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities.

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   o  Short-term obligations maturing in sixty days or less are valued at amortized cost.
   o All other securities not listed above and all securities for which current market quotations are not readily available are valued at "fair value" as determined in good faith under the guidelines which have been established by the Board of Trustees of the Green Century Funds.

The fourth paragraph of the section entitled, "NET ASSET VALUE; REDEMPTION IN KIND" on pages 48 and 49 of the Statement of Additional Information is amended by deleting this paragraph in its entirety and replacing it with the following text:

      VALUATION PROCEDURES: EQUITY FUND AND INDEX PORTFOLIO -- The value of the Index Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its net asset value per share. The net asset value of the Equity Fund's investment in the Index Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Index Portfolio less the Fund's pro rata share of the Index Portfolio's liabilities.

      Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NOCP. If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

      Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Index Portfolio's Manager or the Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees of the Index Portfolio or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

      Short-term obligations with remaining maturities of less than 60 days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Index Portfolio. Amortized cost involves valuing an instrument at its original cost to the Index Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      Portfolio securities held by the Index Portfolio (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or

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valuations are valued at fair value as determined in good faith by or at the direction of the Index Portfolio's Board of Trustees.

      A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Index Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Index Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      Interest income on short-term obligations held by the Index Portfolio is determined on the basis of interest accrued less amortization of premium.

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